Exhibit 10.2

EQUITY INTERESTS PLEDGE AND SECURITY AGREEMENT
January 24, 2020
This EQUITY INTERESTS PLEDGE AND SECURITY AGREEMENT (this “Equity Interests Pledge and Security Agreement” or “Agreement”) is entered into by and among WHEELER REIT, L.P., a Virginia limited partnership (the “Borrower”, together with any other Additional Pledgors that become party hereto pursuant to Section 16(k), each a “Pledgor”, and collectively, the “Pledgors”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, having a place of business at 1200 Abernathy Road, Suite 1550, Atlanta, GA 30328, as administrative agent on behalf of the Lenders (“Agent”).
RECITALS:
A.    Pursuant to that certain Amended and Restated Credit Agreement dated as of December 21, 2017, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of April 25, 2019, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of the date hereof (as further amended, restated, renewed, replaced, supplemented, or otherwise modified from time to time, the “Credit Agreement”) entered into by and among the Borrower, and certain of the Borrower’s Subsidiaries, as guarantors, the Agent, and the financial institutions who are or hereafter become parties to such Credit Agreement as “Lenders” (as defined and otherwise described in the Credit Agreement, the “Lenders”), the Lenders have agreed to make certain loans and other financial accommodations (collectively, the “Loan” or “Loans”) to the Borrower, upon the terms and subject to the conditions set forth therein. Capitalized terms used herein and not otherwise defined herein, but defined in the Credit Agreement, shall have the meaning set forth in the Credit Agreement.
B.    Pledgors have agreed to pledge certain equity interest and related rights to the Agent, for the benefit of the Lenders, to secure all of the Borrower’s obligations under the Credit Agreement and the Loan Documents.
NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to make the Loans under the Credit Agreement, the Pledgors hereby agree with the Agent and the Lenders as follows:

1.
Grant of Pledge. As security for the punctual payment and performance in full when due of the Obligations and Hedge Obligations (as defined in the Credit Agreement), each Pledgor does hereby grant, and pledge a continuing lien on, and security interest in, all of its right, title, and interest in and to the Collateral.

2.
Defined Terms. Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. The following terms shall have the following meanings:

(a)	Capital Stock. The term “Capital Stock” shall mean and include, collectively, all shares of capital stock (whether denominated as common or preferred stock), equity interests, partnership, limited liability company, or membership interests, joint venture interests or other ownership interests in or equivalents of or in a Person (other than an individual), whether voting or non-voting.

(b)
Collateral. The term “Collateral” shall mean and include, collectively, all Pledged Interests (as hereinafter defined) owned by each Pledgor, together with (i) all interests, certificates (if any), options or rights of any nature whatsoever which may be issued or granted to in respect of such Pledged Interests, (ii) all Distributions in respect thereof; (iii) all books, records, electronically stored data and information relating to such Pledged Interests and all rights of access to such books, records, and information; (iv) all additions to the Pledged Interests, all substitutions therefor and all replacements thereof; (v) all Voting Rights related thereto; (vi) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of relating to the foregoing; and (vii) all cash or non-cash Proceeds of any of the foregoing.

(c)
Distributions. The term “Distribution” shall mean and include, collectively, the declaration of payment of any (a) dividend or other distribution, direct or indirect, on account of any Pledged Interest, now or hereafter outstanding, including, without limitation, distributions of cash or cash flow, (b) redemption, repurchase, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Pledged Interest now or hereafter outstanding; (c) payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Pledged Interest now or hereafter outstanding and (d) any other distribution or payment on or in respect of any Pledged Interest, in each case, whether paid as profits, cash or asset distributions, repayment of loans or capital.

(d)	Issuer. The term “Issuer” shall have the meaning given to such term in the definition of “Pledged Interests” below.

(e)	Pledged Collateral Agreement. The term “Pledged Collateral Agreement” shall have the meaning given to such term in Section 4(c)(ii) below.

(f)
Pledged Interests. The term “Pledged Interests” shall mean and include, collectively, the percentage of Equity Interests set forth in Schedule II hereof that is being by each Pledgor in any Subsidiary thereof that is set forth in Schedule II hereof (each, individually, an “Issuer” and, collectively, the “Issuers”), whether now existing or hereafter acquired or formed, and all Equity Interests in any successor corporation or interests or certificates of any successor limited liability company, partnership or other entity owned by each Pledgor formed by or resulting from any consolidation or merger in which any such Subsidiary thereof is not the surviving entity; provided, however, that to the extent applicable, Pledged Interests shall not include any portion of Equity Interests in any Issuer to the extent (and only to the extent) that such a grant of a security interest is prohibited by, or under the terms thereof, may give rise to a default, breach, right of recoupment, buyout, repurchase, purchase option right of first refusal or similar rights (whether effective with the pledge or any related exercise of rights thereunder), claim, defense or remedy, or directly or indirectly results in the termination of or requires any consent not obtained under, the documents evidencing or securing any Related Secured Debt (as hereinafter defined) of such Issuer.

(g)	Related Secured Debt. With respect to any Issuer, any mortgage or other priority Indebtedness secured by such Issuer’s Real Estate.

(h)	Secured Parties. The term “Secured Parties” shall mean and include, collectively, the Agent and the other Lenders.

(i)
Voting Rights. The term “Voting Rights” shall mean all rights and interests under each of the operating agreements of each Issuer and each shareholders agreement, voting trust, proxy agreement, or similar agreement in respect of the Pledged Interests, including all management rights and rights to vote and give approvals, consents, decisions and directions and exercise any other control or similar right with respect to the Pledged Interests.

3.	Warranties and Representations. Each Pledgor warrants and represents to, and agrees with, Agent that:

(a)	Pledged Interests.

(i)
Schedule II attached hereto (as the same may be amended from time to time) correctly sets forth the percentage of the issued and outstanding shares of each class of the Capital Stock of any Issuer owned by each Pledgor;

(ii)
The Pledged Interests pledged by such Pledgor constitute all of the issued and outstanding shares of Capital Stock of each Issuer owned by such Pledgor,), and such Pledgor owns no securities convertible into or exchangeable for any shares of Capital Stock of any such Issuer that do not constitute Pledged Interests hereunder;

(iii)
Such Pledgor is and shall be the sole holder of record and sole beneficial owner of, and has and shall have good and valid title to, its respective Pledged Interests as identified on Schedule II attached hereto (as the same may be amended from time to time), free and clear of all Liens, security interests and other encumbrances of every nature whatsoever, except (x) in favor of the Agent, for the benefit of the Secured Parties, and (y) Permitted Liens described in §8.2 of the Credit Agreement and the Pledged Interests have not previously been assigned, sold, transferred, pledged or encumbered (except pursuant to this Agreement);

(iv)
All of the Pledged Interests held by such Pledgor have been duly and validly issued, and, if applicable, are fully paid and non-assessable, subject in the case of Pledged Interests constituting partnership interests or limited liability company interests or membership interests to future assessments required under applicable law and any applicable partnership or operating agreement;

(v)
With respect to any Pledged Interests of such Pledgor in an Issuer that is a limited liability company or partnership, such Pledgor is a duly constituted member of such Issuer pursuant to the limited liability company or partnership agreement of such Issuer; and

(vi)
True and complete copies of the organizational documents of each Issuer and any shareholders agreement, voting trust, proxy agreement, or similar agreement related thereto have been delivered by the Pledgors to Agent, and the same have not been further amended or modified in any respect whatsoever.

(vii)
None of the Related Secured Debt of any Issuer is under default or subject to any cash trap, cash sweep, or similar arrangement as a result of a breach, default or potential default under the terms thereof.

(b)	Perfection.

(i)
No Pledged Interests are evidenced or represented by certificates except to the extent set forth on Schedule II attached hereto (as the same may be amended from time to time) and all such original certificates, if any, have been delivered to the Agent accompanied by instruments of transfer or assignment duly executed in blank, all in form and substance satisfactory to the Agent;

(ii)
No Pledged Interest consisting of partnership or limited liability company interests that is not evidenced or represented by a certificate constitutes a “security” for purposes of Article 8 of the UCC of the jurisdiction of organization of the Issuer of such Pledged Interests and, except as has been obtained, the applicable organizational documents with respect to such Pledged Interest do not require the consent of the other shareholders, members, partners or other Persons to permit the Agent or its designees to be substituted for the applicable Pledgor as a shareholder, member, partner or other equity owner, as applicable, thereto;

(iii)
None of the Pledged Interests are dealt in or traded on securities exchanges or in securities markets, and none of the Pledged Interests by its terms expressly provides that it is an investment company security, and none of the Pledged Interests is held in a securities account (as defined in Section 8-501 of the UCC);

(iv)
The security interests granted to the Agent pursuant to this Agreement (i) upon completion of the filings and other actions specified on Schedule III attached hereto (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Agent completed and duly executed (if applicable)) will constitute valid perfected first priority security interests in all of the Collateral in favor of the Agent, for the benefit of the Secured Parties, as collateral security for the Obligations, enforceable in accordance with the terms hereof against any creditors of such Pledgor and any Persons purporting to purchase any Collateral from such Pledgor (except as enforceability may be limited to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)), and (ii) are prior to all other Liens on the Collateral (except Permitted Liens having priority by operation of law);

(v)	No Person other than the Agent has “control” (as defined in the UCC) or possession of all or any part of the Collateral except as permitted by the Credit Agreement;

(vi)
There is no agreement, and no Pledgor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Collateral or otherwise impair or conflict with such Pledgor’s Obligations or the rights of the Agent hereunder.

(c)	Authority; Enforceability.

(i)	Such Pledgor has the full right, power and authority to pledge its respective Collateral and to grant the security interest in the Collateral as herein provided;

(ii)
There are no restrictions on the transfer of any Collateral owned by such Pledgor to Agent hereunder, or with respect to any subsequent transfer thereof or realization thereupon by Agent, and each Pledgor hereby waives any restrictions under any Pledged Collateral Agreement or applicable Law or otherwise (other than under any applicable securities laws) which otherwise might apply to the exercise by the Agent of the rights and remedies provided in this Agreement so as to permit (i) such Pledgor to enter into and perform such Pledgor’s obligations under this Agreement and (ii) the Agent’s exercise of the Agent’s rights and remedies set forth hereunder;

(iii)
This Agreement constitutes the legal, valid and binding obligation of such Pledgor in accordance with the terms hereof and has been duly authorized, executed and delivered, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and general principles of equity;

(iv)
The execution and delivery of this Agreement will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any Pledgor is subject or any judgment, order, writ, injunction, license or permit applicable to such Pledgor or any material indenture, mortgage, deed of trust, or other material agreement or instrument to which such Pledgor is a party or by which such Pledgor may be bound, or to which such Pledgor may be subject; and

(v)
There is no material litigation or administrative proceeding now pending, or to the best of its knowledge threatened in writing, against such Pledgor which if adversely decided could materially impair the ability of such Pledgor to pay or perform such Pledgor’s Obligations hereunder.

4.	Pledgor’s Agreements. Each Pledgor agrees so long as the Obligations remain outstanding that:

(a)	Delivery of certificates; Perfection.

(i)
Upon obtaining any (i) additional Pledged Interests or (ii) any Capital Stock, certificate (including any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of such Capital Stock of any Issuer, or any other property whether in addition to, in substitution of, as a conversion of, or in exchange for, any Pledged Interests, or otherwise in respect thereof, such Pledgor shall, in each case, accept the same in trust for the benefit of the Agent and promptly deliver to the Agent a supplement to this Agreement in the form of Exhibit C attached hereto (or such other form acceptable to the Agent) duly executed by such Pledgor, and take the actions required by this subsection (a) in respect of the additional Pledged Interests which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Interests. Each Pledgor hereby authorizes the Agent to attach each such pledge amendment to this Agreement and agrees that all Pledged Interests listed on any such supplement delivered to the Agent shall for all purposes hereunder be considered Collateral;

(ii)
Any sums paid upon or in respect of the Pledged Interests upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of such Pledged Interests or any property shall be distributed upon or with respect to such Pledged Interests pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Agent or as permitted under the Credit Agreement, be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of any Pledged Interests shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Agent, unless otherwise subject to a perfected security interest in favor of the Agent or as permitted under the Credit Agreement, hold such money or property in trust for the Agent, segregated from other funds of such Pledgor, as additional collateral security for the Obligations;

(iii)
Such Pledgor shall, promptly after the receipt thereof by or on behalf of a Pledgor, deliver to the Agent all certificates and instruments constituting or representing Pledged Interests. Prior to delivery to the Agent, all such certificates constituting or representing Pledged Interests shall be held in trust by such Pledgor separate from the property of such Pledgor for the benefit of the Agent pursuant hereto. All such certificates constituting or representing Pledged Interests shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, in form and substance reasonably satisfactory to the Agent;

(iv)
If any of the Pledged Interests are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable Law and upon the request of the Agent, cause such pledge to be recorded on the equityholder register or the books of the issuer, cause the issuer thereof to execute an Acknowledgment and Consent in the form of Exhibit A attached hereto, execute customary pledge forms or other documents necessary or reasonably requested to complete the pledge, and give the Agent the right to transfer such Pledged Interests under the terms hereof; and

(v)
Such Pledgor shall cause any Pledged Interest that is issued by an Issuer that is a corporation to be and to continue to be represented by a certificate and such Pledgor shall take the actions required by Section 4(a)(iii) above with respect to such Pledged Interests and certificates.

(vi)
Such Pledgor shall not permit any Pledged Interests issued by an Issuer that is not a corporation to be (1) credited to a “securities account” (within the meaning of Section 8-501(a) of the UCC), (2) dealt in or traded on securities exchanges or securities markets, (3) “investment company securities” within the meaning of Section 8-103 of the UCC, or (4) otherwise treated as a “security” for purposes of Article 8 of the UCC of the jurisdiction of organization of the Issuer of such Pledged Interests unless, the applicable Pledgor shall have given ten (10) Business Day’s prior written notice to the Agent of such event and, concurrently with such event, the applicable Pledgor shall (A) in the case of (1) above, cause such securities account to be maintained with a securities intermediary that is reasonably acceptable to the Agent and deliver a control agreement with respect to such securities account in form and substance satisfactory to the Agent, and (B) in any other case of (2) – (4) above, (x) cause the organizational documents of such Issuer to be amended to provide that such Pledged Interest will be a “security” as defined in and governed by Article 8 of the Uniform Commercial Code, (y) cause the applicable Issuer to issue certificates evidencing such Pledged Interests, and (z) satisfy the requirements of Section 4(a)(iii) above with respect to such Pledged Interests and certificates.

(b)	Maintenance of Collateral and Perfected Security Interest.

(i)
Each Pledgor shall keep the Collateral owned by it free and clear of all liens, encumbrances, attachments, security interest pledges and charges, other than in favor of Agent and Lenders under this Agreement or Permitted Liens described in §8.2 of the Credit Agreement, shall maintain the security interests of the Agent created by this Agreement as perfected security interests having at least the priority described in Section 3(b)(iv), and shall defend such security interests against the claims and demands of all Persons whomsoever (other than a holder of a Permitted Lien described in §8.2 of the Credit Agreement), subject to the rights of such Pledgor under the Credit Agreement to dispose of the Collateral, in each case, at its own cost and expense;

(ii)
Except as permitted by the Credit Agreement, such Pledgor shall not sell, transfer, or otherwise dispose of the Collateral owned by it or any interest therein to any other Person. If any Collateral, or any part thereof, is sold, transferred or otherwise disposed of in violation of this Section 4(b)(ii), the security interest of the Agent shall continue in the Collateral notwithstanding such sale, transfer or other disposition, and such Pledgor will deliver any proceeds thereof to the Agent to be held as Collateral hereunder (it is acknowledged and agreed that the delivery of any such proceeds shall not be deemed a waiver of any Event of Default arising as a result of the sale, transfer or other disposal of the Collateral in violation of this Section 4(b)(ii));

(iii)
If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement; and

(iv)
Such Pledgor shall, at such Pledgors own expense, promptly execute all such instruments, documents and papers, and will do all such acts as Agent may reasonably request in writing from time to time to carry into effect the provisions and intent of this Agreement including, without limitation, the providing of notification in connection with book-entry securities or general intangibles, and the providing of instructions to the issuers of uncertificated securities, and will do all such other acts as Agent may reasonably request with respect to the perfection and protection of the pledge and security interest granted herein and the assignment effected hereby.

(c)	Governing Agreements.

(i)
Such Pledgor shall not without the prior written consent of Agent in each instance, which consent may be withheld, granted, or conditionally granted, in Agent’s reasonable discretion, vote the Collateral in which it holds an interest, in favor of or consent to any resolution or action which, as determined by the Agent in its reasonable discretion, does or might:

(1)
impose any restrictions upon the sale, transfer or disposition of the Collateral other than restrictions, if any, in existence on the date hereof or on the date such Pledged Interests become subject to this Agreement, the application of which is waived to the full satisfaction of Agent as to the Collateral; or

(2)
result in the issuance of any additional interest in any Issuer, or of any class of security, which issuance might materially and adversely affect the value of the Collateral or could otherwise reasonably be expected to have a Material Adverse Effect; or

(3)	vest additional powers, privileges, preferences or priorities to any other class of interest in any Issuer to the detriment of the value of or rights accruing to the Collateral; or

(4)
result in an involuntary lien or encumbrance being placed upon or attaching to any of the Collateral which lien or encumbrance is not discharged within thirty (30) days (or such longer period as the Agent may agree in its sole discretion); or

(5)	materially and adversely affect the validity, perfection or priority of the Agent’s security interest in the Collateral or could otherwise reasonably be expected to have a Material Adverse Effect;

(ii)
Such Pledgor shall comply with all of its obligations under any shareholders agreement, operating agreement, partnership agreement, voting trust, proxy agreement or other agreement or understanding (each a “Pledged Collateral Agreement”, and collectively, the “Pledged Collateral Agreements”) related to the Collateral to which it is a party and shall enforce all of its rights thereunder; and

(iii)
Such Pledgor shall not itself or on behalf of any Issuer or the Borrower take any action or refrain from taking any action which would cause or result in a violation of any provisions of the Loan Documents.

5.	Payments on Account of Collateral.

(a)
Unless an Event of Default shall have occurred and be continuing, each Pledgor shall be permitted to receive all Distributions paid in respect of its Collateral to the extent permitted under the Credit Agreement. Upon the occurrence and during the continuance of any Event of Default (unless Agent and Lenders have waived such Event of Default by written instrument signed by a duly authorized officer of Agent), all Distributions due on account of the Collateral, whether or not such payments are ordinary and regular cash distributions, shall be paid to Agent or, at Agent’s option, to Agent’s nominee. If an Event of Default shall have occurred and be continuing, all Distributions received by any Pledgor consisting of cash, checks, and other near-cash items shall be held by such Pledgor in trust for the Agent, segregated from other funds of such Pledgor, and shall, forthwith upon receipt by such Pledgor, be turned over to the Agent in the exact form received by such Pledgor (duly indorsed by such Pledgor to the Agent, if required).

(b)
Each Pledgor hereby authorizes and instructs each Issuer that is the issuer of any Pledged Interests pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and such Pledgor agrees that each Issuer shall be fully protected in so complying, and (ii) upon the occurrence and during the continuance of an Event of Default, pay any dividends or other payments with respect to the Collateral directly to the Agent.

6.	Voting Rights.

(a)
Except during the continuance of an Event of Default, each Pledgor may exercise all Voting Rights subject to the terms of this Agreement. Upon the occurrence and during the continuance of an Event of Default, all rights of each Pledgor to exercise such Voting Rights shall cease and the Agent shall have the right to exercise, in person or by its nominees or proxies, all such Voting Rights assigned to it hereunder and the Agent shall exercise such Voting Rights in such manner as the Agent in its sole discretion shall deem to be in the Agent’s best interests (subject to the terms of this Agreement and the other Loan Documents and also provided that the Agent shall be liable for its gross negligence, bad faith and willful misconduct). Upon the occurrence and during the continuance of an Event of Default, each Pledgor shall effect the directions of the Agent in connection with any such exercise in accordance with this Agreement.

(b)
In connection with the Agent’s exercise of the Voting Rights, the Pledgors shall cause each Issuer to rely on a notice from the Agent stating that an Event of Default has occurred and is continuing under the Credit Agreement, in which event no further direction from any Pledgor shall be required to effect the assignment of Voting Rights hereunder from such Pledgor to the Agent, and such Issuer shall immediately permit the Agent to exercise all of the Voting Rights in respect of the business and affairs of such Issuer. If the applicable Event of Default is no longer continuing, such Pledgor shall again automatically have all of the rights to exercise the Voting Rights and the Agent promptly shall so notify such Pledgor and the applicable Issuer in writing in confirmation thereof.

(c)
Solely with respect to any action, decision, determination or election by any Issuer, Pledgor, or any of their respective partners or members that any of their membership interests or other equity interests constituting Collateral, as applicable, be, or cease to be, a “security” as defined in and governed by Article 8 of the Uniform Commercial Code, and all other matters related to any such action, decision, determination or election (collectively, the “Article 8 Matters”), each Pledgor hereby irrevocably grants and appoints the Agent, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as such Pledgor’s true and lawful proxy, for and in such Pledgor’s name, place and stead to vote the Pledged Interests, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, with respect to such Article 8 Matters. The proxy granted and appointed in this Section 6(c) shall include the right to sign such Pledgor’s name (as a member) to any consent, certificate or other document relating to an Article 8 Matter and the Pledged Interests that applicable law may permit or require, to cause the Pledged Interests to be voted in accordance with the preceding sentence. Each Pledgor hereby represents and warrants that there are no other proxies and powers of attorney with respect to an Article 8 Matter and the Pledged Interests that such Pledgor may have granted or appointed that are still in effect. Other than as required herein for the benefit of the Agent, each Pledgor will not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Pledged Interests with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect. The proxies and powers granted by the each Pledgor pursuant to this Agreement are coupled with an interest and are given to secure the performance of such Pledgor’s obligations.

7.	Rights After Event of Default.

(a)
Upon the occurrence and during the continuance of any Event of Default (unless Agent has waived such Event of Default by written instrument signed by a duly authorized officer of Agent), Agent shall have all of the rights and remedies of a secured party upon default under the Uniform Commercial Code as adopted in the

State of New York, (as amended and in effect from time to time, the “UCC”) in addition to which Agent may sell or otherwise dispose of the Collateral and/or enforce and collect the Collateral for application towards (but not necessarily in complete satisfaction of) the Obligations in accordance with the provisions of the Credit Agreement. Without limitation to the foregoing, upon the occurrence of and during the continuance of an Event of Default, (i) the Agent shall have the right (A) to endorse, assign or otherwise transfer to or to register in the name of the Agent or any of its nominees or endorse for negotiation any or all of the Collateral, without any indication that such Collateral is subject to the security interest hereunder, (B) to receive any and all cash dividends, payments or other Proceeds paid in respect of the Collateral of each Pledgor and make application thereof to the Obligations in the order set forth in the Credit Agreement, (C) to exchange uncertificated Pledged Interests for certificated Pledged Interests and to exchange certificated Pledged Interests for certificates of larger or smaller denominations, for any purpose consistent with this Agreement (in each case to the extent such exchanges are permitted under the applicable Pledged Collateral Agreements or otherwise agreed upon by the Issuer that is the issuer of such Pledged Interests), and (D) if requested by the Agent, to be (or have its nominee or assignee be) admitted by each Issuer as a member or limited partner of such limited liability company or partnership, and (ii) each Pledgor shall, if requested by the Agent, promptly execute and deliver (or cause to be executed and delivered) to the Agent all such proxies, dividend payment orders and other instruments as the Agent may from time to time reasonably request (including stock powers registering any Pledged Interests in the name of the Agent or its nominee), and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to any Pledged Interests at any meeting of shareholders of the relevant issuer or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to any Pledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of any Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by a Pledgor or the Agent of any right, privilege or option pertaining to such Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of such Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)
If the proceeds of any sale or recapitalization are insufficient to pay all Obligations to which Secured Parties are legally entitled, the Credit Parties shall be jointly and severally liable for the deficiency.

(c)
Unless any Collateral threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event Agent shall give Pledgors such notice as may be practicable under the circumstances), Agent shall give Pledgors at least the greater of the minimum notice required by law, or ten (10) days, prior written notice of the date, time and place of any public sale thereof, or of the time after which any private sale or any other intended disposition is to be made.

(d)
Each Pledgor acknowledges that, notwithstanding anything contained herein to the contrary, any exercise by Agent of Agent’s and any Lender’s rights upon the occurrence and during the continuance of an Event of Default will be subject to compliance by Agent and Lenders with the applicable statutes, regulations, ordinances, directives and orders of any federal, state, municipal or other governmental authority. Agent in its sole discretion at any such sale or in connection with any such disposition may restrict the prospective bidders or purchasers as to their number, nature of business, investment intention, or otherwise, including, without limitation a requirement that the persons making such purchases represent and agree to the satisfaction of Agent that they are purchasing the Collateral, or some portion thereof, for their own account, for investment and not with a view towards the distribution or a sale thereof, or that they otherwise fall within some lawful exemption from registration under applicable laws.

(e)
The proceeds of any collection or of any sale or disposition of any Collateral, or any portion thereof, held pursuant to this Agreement shall be applied towards the Obligations in such order and manner as Agent determines in its sole discretion. Pledgors and Borrower shall remain liable to Agent and the Lenders for any deficiency remaining following such application.

(f)
The Agent may buy or otherwise acquire any part or all of the Collateral at any public sale or other disposition and if any part or all of the Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Agent may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means. The Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys’ fees, travel and all other expenses which may be incurred by the Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations pursuant to the Credit Agreement. Only after such applications, and after payment by the Agent of any amount required by §9-608(a)(1)(C) or §9-615(a)(3) of the UCC, need the Agent account to the applicable Pledgor for any surplus.

(g)
Each Pledgor recognizes that the Agent may be unable to effect a public sale or other disposition of the Pledged Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), federal banking laws, and other applicable Laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Each Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable Laws, even if the applicable Issuer would agree to do so. Subject to the foregoing, the Agent agrees that any sale of the Pledged Interests shall be made in a commercially reasonable manner, and each Pledgor agrees to use its best efforts to cause the issuers of the Pledged Interests contemplated to be sold, to execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all at such Pledgor’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to exempt such Pledged Interests from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of §11(a) of the Securities Act.

(h)
Each Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Pledged Interests pursuant to this Section 7 valid and binding and in compliance with any and all applicable Laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Pledgor’s expense. Each Pledgor further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to the Agent and the Secured Parties, that the Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against such Pledgor by the Agent and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

8.	Actions By Agent. Each Pledgor hereby designates Agent, or any agent designated by Agent, as the attorney-in-fact of such Pledgor to: (a) endorse in favor of Agent any of the Collateral;

(b) upon the occurrence and during the continuance of an Event of Default, cause the transfer of any of the Collateral in such name as Agent may from time to time determine; (c) renew, extend or roll over any Collateral; and (d) upon the occurrence and during the continuance of an Event of Default, make, demand and initiate actions to enforce any of the Collateral or rights therein. Agent may take such action with respect to the Collateral as Agent may reasonably determine to be necessary to protect and preserve its interest in the Collateral. Agent shall also have and may exercise at any time all rights, remedies, powers, privileges and discretions of each Pledgor with respect to and under the Collateral; provided, however, Agent shall have no right to exercise any Voting Rights except in accordance with Section 6 hereof. Except as provided herein, all of the rights, remedies, powers, privileges and discretions included in this Section 8, other than Voting Rights, may be exercised by Agent whether or not the Obligations are then due and whether or not an Event of Default has occurred. The within designation and grant of power of attorney is coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of Agent. The power of attorney shall not be affected by subsequent disability or incapacity of any Pledgor. Agent and Lenders shall not be liable for any act or omission to act pursuant to this Section 8, except for any act or omission to act which is in actual bad faith or constituting the gross negligence of such party.

9.
Rights and Remedies. The rights, remedies, powers, privileges and discretions of Agent and the Lenders hereunder (hereinafter, the “Rights and Remedies”) shall be cumulative and not exclusive of any rights, remedies, powers, privileges or discretions which it may otherwise have. No delay or omission by Agent or Lenders in exercising or enforcing any of the rights and remedies shall operate as, or constitute, a waiver thereof. No waiver by Agent or any Lender of any Default or any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other of the Loan Documents. No exercise of any of the Rights and Remedies and no other agreement or transaction of whatever nature entered into between Agent, any Lender and Pledgor at any time shall preclude any other exercise of the Rights and Remedies. No waiver by Agent of any of the Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion nor shall it be deemed a continuing waiver. All of the Rights and Remedies and all of Agent and Lender’s rights, remedies, powers, privileges and discretions under any other agreement or transaction are cumulative and not alternative or exclusive and may be exercised by Agent and Lenders at such time or times in such order of preference as Agent in its sole and absolute discretion may determine.

10.	Pledgor’s Consent and Waivers.

(a)
Each Pledgor agrees that Agent may enforce its rights as against such Pledgor, the Collateral, or as against any other party liable for the Obligations, or as against any other collateral given for any of the Obligations, in any order or in such combination as Agent may in its sole discretion determine, and each Pledgor hereby expressly waives all suretyship defenses and defenses in the nature thereof, agrees to the release or substitution of any collateral hereunder or otherwise, and consents to each and all of the terms, provisions and conditions of the other Loan Documents. Each

Pledgor further: (a) waives presentment, demand, notice and protest with respect to the Obligations and the Collateral; (b) waives any delay on the part of Agent; (c) assents to any indulgence or waiver which Agent may grant or give any other person liable or obliged to Agent for or on account of the Obligations; (d) authorizes Agent to alter the obligations of any other person liable or obligated to Agent for or on account of the Obligations without notice to or further consent from such Pledgor; (e) agrees that no release of any property securing the Obligations shall affect the rights of Agent with respect to the Collateral hereunder which is not so released; and (f) to the fullest extent that it is not unlawful to do so, waives the right to notice and/or hearing, if it might otherwise be entitled thereto, prior to Agent’s exercising the Rights and Remedies upon an Event of Default.

(b)
All rights of the Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement or instrument, (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to (other than the defense of indefeasible payment), or a discharge of, each Pledgor in respect of the Obligation or in respect of this Agreement.

(c)
Each Pledgor irrevocably waives any and all of its rights under those provisions of the operating or partnership agreements of each Issuer that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any lien on any of the Collateral or any enforcement action which may be taken in respect of any such lien or (b) otherwise conflict with the terms of this Agreement. To the extent that this provision is inconsistent with the terms of the operating or partnership agreement of any such Issuer, such operating or partnership agreement shall be deemed to be amended so as to be consistent with the terms of this Section 10. Each Pledgor of any Pledged Interests hereby irrevocably consents to the Agent or its nominee becoming a member of such limited liability company or partnership (including any management rights appurtenant thereto) upon an exercise of remedies pursuant to Section 7 hereof.

11.
Agent May Assign. Each Pledgor agrees that upon any sale or transfer by Agent or Lenders of the Loan Documents and the indebtedness evidenced thereby, consistent with all assignment restrictions in the Loan Documents, Agent may deliver to the purchaser or transferee the Collateral, who shall thereupon become vested with all powers and rights given to Agent in respect thereto, and Agent shall be thereafter forever relieved and fully discharged from any liability or responsibility in connection therewith.

12.
Limits on Agent’s Duties. Agent shall have no duty as to the collection or protection of the Collateral, or any portion thereof, or any income or distribution thereon, beyond the safe custody of such of the Collateral as may come into the actual possession of Agent, and Agent shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto.

13.
WAIVER OF JURY TRIAL. EACH PLEDGOR, AGENT AND LENDERS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

14.
Financing Statements; Other Documents. This Agreement constitutes an authenticated record, and each Pledgor hereby authorizes the Agent to file one or more UCC-1 financing statements, continuation statements and/or other documents with respect to the Collateral, without the signature of any Pledgor, and in such filing offices as the Agent shall deem reasonably appropriate. Each Pledgor agrees to deliver any other document or instrument, which the Agent may reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

15.
Termination; Release. Upon the payment in full of the Obligations (other than unasserted contingent indemnity obligations) or upon any disposition of any of the Collateral permitted by the Credit Agreement, the liens and security interests created in the Collateral granted to the Agent as provided for herein shall be automatically released without any further notice or other formality. However, such release by the Agent shall not be deemed to terminate or release each Pledgor from any obligation or liability under this Agreement, which specifically by its terms survives the payment in full of the Obligation. Upon any release of the security provided for herein, the Agent shall, upon request and at the Pledgors’ sole cost and expense, execute and deliver any documentation and take any such other requested action in order to demonstrate or evidence such release.

16.	Miscellaneous.

(a)	Agent’s and Lenders’ Rights and Remedies may be exercised without resort to or regard to any other source of satisfaction of the Obligations.

(b)
All of the agreements, obligations, undertakings, representations and warranties herein made by the Pledgors shall inure to the benefit of Agent and Lenders and their respective successors and assigns and shall bind each Pledgor and its successors and assigns; provided that no Pledgor shall have any right to (a) assign this Agreement or any interest herein, or (b) assign any interest in the Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral or any part thereof, or any cash or property held by each Pledgor as Collateral under this Agreement except as expressly permitted under the Credit Agreement or hereunder. The rights of the Agent under this Agreement shall automatically be transferred to any transferee to whom the Agent transfers the Credit Agreement and other Loan Documents pursuant to the terms thereof.

(c)
Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be delivered in accordance with the provisions of §19 of the Credit Agreement.

(d)
This Agreement and all other Loan Documents executed in connection herewith incorporate all discussions and negotiations between Pledgors and Agent concerning the matters included herein and in such other instruments. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment or waiver of any provisions of this Agreement or of any provision of any other agreement between the Pledgors and Agent shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver and, if such party be Agent, then by a duly authorized officer thereof. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

(e)
This Agreement and all other documents in Agent’s possession which relate to the Obligations may be reproduced by Agent by any photographic, photostatic microfilm, microcard, miniature photographic, xerographic or similar process and, with the exception of instruments constituting the Collateral, Agent may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and any enlargement, facsimile or further reproduction shall be likewise admissible in evidence.

(f)	Captions in this Agreement are intended solely for convenience and shall not have any effect on the meaning or interest of any provisions hereof.

(g)
Each provision hereof shall be enforceable to the fullest extent not prohibited by applicable law. The invalidity and unenforceability of any provision(s) hereof shall not impair or affect any other provision(s) hereof which are valid and enforceable.

(h)
This Agreement may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such agreement is sought. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(i)	THIS AGREEMENT, EXCEPT AS OTHERWISE PROVIDED IN HEREIN, AND ANY DISPUTES ARISING FROM THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(j)
THE PLEDGORS AND THE AGENT AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK (INCLUDING ANY FEDERAL COURT SITTING THEREIN). THE PLEDGORS AND THE AGENT FURTHER ACCEPT, GENERALLY AND UNCONDITIONALLY, THE NON EXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURT AND IRREVOCABLY (i) AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY WITH RESPECT TO THIS AGREEMENT AND (ii) WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION ANY OF THEM MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH A COURT IS AN INCONVENIENT FORUM. THE PLEDGORS AND THE AGENT FURTHER AGREE THAT SERVICE OF PROCESS IN ANY SUCH SUIT MAY BE MADE UPON ANY PLEDGOR BY MAIL AT THE BORROWER’S ADDRESS SPECIFIED IN §19 OF THE CREDIT AGREEMENT. IN ADDITION TO THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN, THE AGENT MAY BRING ACTION(S) FOR ENFORCEMENT ON A NONEXCLUSIVE BASIS WHERE ANY COLLATERAL OR ASSETS OF THE PLEDGORS EXIST AND EACH PLEDGOR CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH PLEDGOR BY MAIL AT THE BORROWER’S ADDRESS SPECIFIED IN §19 OF THE CREDIT AGREEMENT. EACH PLEDGOR EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE FOREGOING CHOICE OF NEW YORK LAW WAS A MATERIAL INDUCEMENT TO THE AGENT AND THE LENDERS IN ENTERING INTO THIS AGREEMENT AND IN MAKING THE LOANS UNDER THE CREDIT AGREEMENT.

(k)
The initial Pledgors hereunder shall be each of the signatories hereto, which are listed on Schedule I attached hereto. From time to time after the date hereof, additional Subsidiaries of the Borrower may become parties hereto as additional

Pledgors (each an “Additional Pledgor”) by executing a joinder agreement in the form of Exhibit B attached hereto or any other form as Agent may approve (the form attached as Exhibit B hereto or any other such form approved by Agent, a “Joinder Agreement”). Upon delivery of any such Joinder Agreement to Agent, notice of which is hereby waived by the Pledgors, each such Additional Pledgor shall be a Pledgor hereunder and shall be a party hereto as if such Additional Pledgor were an original signatory hereof and any such Joinder Agreement may amend or supplement Schedule II and/or Schedule III attached hereto to reflect such Additional Pledgor and any Collateral owned by it without the consent of any other Pledgor. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder, or by any election by Agent not to cause any Subsidiary of Borrower to become an Additional Pledgor hereunder. This Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any such person becomes or fails to become or ceases to be a Pledgor hereunder.
[Signature Pages Follow.]

This Equity Interests Pledge and Security Agreement has been executed and delivered as an instrument under seal as of the date first written above.

PLEDGOR:

WHEELER REIT, L.P., a Virginia limited partnership, as a Pledgor

By: Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By: /s/ David Kelly
Name: David Kelly
Title: President and CEO

[Signature Page to Equity Interest Pledge and Security Agreement]

AGENT:
KEYBANK NATIONAL ASSOCIATION, as Agent

By: /s/ Thomas Z. Schmitt
Name: Thomas Z. Schmitt
Title: Assistant Vice President

[Signature Page to Equity Interest Pledge and Security Agreement]

SCHEDULE I

Initial Pledgors

1.	Wheeler REIT, L.P., a Virginia limited partnership

Schedule I

SCHEDULE II

Pledgors and Issuers

Pledgor	Issuer	Corporate Form	Jurisdiction of Organization	% Owned	% Pledged	Certificate Number
Wheeler REIT, L.P.	Chesapeake Square Associates, LLC	LLC	Delaware	100%	49%	N/A
Wheeler REIT, L.P.	PCSC Associates, LLC	LLC	Virginia	100%	49%	N/A
Wheeler REIT, L.P.	WHLR-Alex City Marketplace LLC	LLC	Delaware	100%	49%	N/A
Wheeler REIT, L.P.	WHLR-Cardinal Plaza, LLC	LLC	Delaware	100%	49%	N/A
Wheeler REIT, L.P.	WHLR-Forrest Gallery, LLC	LLC	Delaware	100%	49%	N/A
Wheeler REIT, L.P.	WHLR-Franklin Village, LLC	LLC	Delaware	100%	49%	N/A
Wheeler REIT, L.P.	WHLR-Franklinton Square, LLC	LLC	Delaware	100%	49%	N/A
Wheeler REIT, L.P.	WHLR-JANAF-BJ’s, LLC	LLC	Delaware	100%	49%	N/A
Wheeler REIT, L.P.	WHLR-Nashville Commons, LLC	LLC	Delaware	100%	49%	N/A
Wheeler REIT, L.P.	WHLR-Riverbridge Shopping Center, LLC	LLC	Delaware	100%	49%	N/A

Schedule II

SCHEDULE III
Filings and other Actions

1.	UCC-1 filings to be filed in the name of each Pledgor with the Secretary of State of the State of Delaware describing the Collateral as set forth herein.

Schedule III

ACKNOWLEDGMENT AND CONSENT

The undersigned, each an Issuer as referred to in the Equity Interests Pledge and Security Agreement (the “Agreement”) of even date herewith between the Agent and the owner (the “Pledgor”) of each Issuer (the “Pledgee”), hereby acknowledge receipt of a copy thereof, consent to the pledge of the interests provided for therein, have noted the same on the books and records of each said Issuer, and agree to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Agreement, or if no meaning is set forth in the Agreement, such terms shall have the meaning set forth in the Credit Agreement.

Each Issuer also agrees that until receipt of written notice from KeyBank National Association as Agent that the Agreement has been terminated, it shall: (a) upon receipt of notice from the Agent that an Event of Default has occurred and is continuing, pay to the Agent all amounts then due and thereafter as they become due to the Pledgor; (b) upon the receipt of notice from the Agent that the Agent (or any successor or assign of the Agent) has become a member or limited partner (as the case may be) as the result of the exercise by the Agent of the Agent’s rights and remedies under the Pledge, admit and recognize the Agent (or any such successor and assign of the Agent) as a member or limited partner (as provided for the organizational documents of each Issuer), with the full right to exercise all of the rights of a member, general partner or a limited partner as the case may be; (c) upon receipt of notice from the Agent that an Event of Default has occurred and is continuing, to the extent provided in the Agreement, comply with the instructions of the Agent in connection with the exercise of the Agent’s rights and remedies as set forth in the Agreement, without any further consent from any Borrower or any other Person in respect of the Pledged Collateral.

Each Issuer represents and warrants to the Agent that, as of the date hereof, (i) the Pledgor listed in Schedule II to the Agreement is the registered owner of the percentage of the limited liability company membership interests or partnership interests of, and possesses the percentage of the economic, management and voting rights in, such Issuer set forth on such Schedule II; (ii) such Issuer has no knowledge of any Lien or other security interest in the Pledged Interest (other than the Agent’s) that has not been terminated on or prior to the date hereof; and (iii) the registered pledgee of the Pledged Interests on the books of such Issuer is KeyBank National Association, as Agent, and there is no other pledge currently registered on the books and records of such Issuer with respect to the Pledged Interests.

Executed and delivered within the State of New York as an instrument under seal as of the date first written above.

[Remainder of Page Intentionally Left Blank]

ISSUERS:

CHESAPEAKE SQUARE ASSOCIATES, LLC,
a Delaware limited liability company

By: WHEELER REIT, L.P., a Virginia
limited partnership, as a Pledgor

By: Wheeler Real Estate Investment Trust,
Inc., a Maryland corporation, its general partner

By:     /s/ David Kelly
Name:     David Kelly
Title:    President and CEO

PCSC ASSOCIATES, LLC,
a Virginia limited liability company

By: WHEELER REIT, L.P., a Virginia
limited partnership, as a Pledgor

By: Wheeler Real Estate Investment Trust,
Inc., a Maryland corporation, its general partner

By:     /s/ David Kelly
Name:     David Kelly
Title:    President and CEO

WHLR-ALEX CITY MARKETPLACE, LLC,
a Delaware limited liability company

By: WHEELER REIT, L.P., a Virginia
limited partnership, as a Pledgor

By: Wheeler Real Estate Investment Trust,
Inc., a Maryland corporation, its general partner

By:     /s/ David Kelly
Name:     David Kelly
Title:    President and CEO

[Signature Page to Acknowledgment and Consent to Equity Interests Pledge]

WHLR-CARDINAL PLAZA, LLC,
a Delaware limited liability company

By: WHEELER REIT, L.P., a Virginia
limited partnership, as a Pledgor

By: Wheeler Real Estate Investment Trust,
Inc., a Maryland corporation, its general partner

By:     /s/ David Kelly
Name:     David Kelly
Title:    President and CEO

WHLR-FORREST GALLERY, LLC,
a Delaware limited liability company

By: WHEELER REIT, L.P., a Virginia
limited partnership, as a Pledgor

By: Wheeler Real Estate Investment Trust,
Inc., a Maryland corporation, its general partner

By:     /s/ David Kelly
Name:     David Kelly
Title:    President and CEO

WHLR-FRANKLIN VILLAGE, LLC,
a Delaware limited liability company

By: WHEELER REIT, L.P., a Virginia
limited partnership, as a Pledgor

By: Wheeler Real Estate Investment Trust,
Inc., a Maryland corporation, its general partner

By:     /s/ David Kelly
Name:     David Kelly
Title:    President and CEO

[Signature Page to Acknowledgment and Consent to Equity Interests Pledge]

WHLR-FRANKLINTON SQUARE, LLC,
a Delaware limited liability company

By: WHEELER REIT, L.P., a Virginia
limited partnership, as a Pledgor

By: Wheeler Real Estate Investment Trust,
Inc., a Maryland corporation, its general partner

By:     /s/ David Kelly
Name:     David Kelly
Title:    President and CEO

WHLR-JANAF-BJ'S, LLC,
a Delaware limited liability company

By: WHEELER REIT, L.P., a Virginia
limited partnership, as a Pledgor

By: Wheeler Real Estate Investment Trust,
Inc., a Maryland corporation, its general partner

By:     /s/ David Kelly
Name:     David Kelly
Title:    President and CEO

WHLR-NASHVILLE COMMONS, LLC,
a Delaware limited liability company

By: WHEELER REIT, L.P., a Virginia
limited partnership, as a Pledgor

By: Wheeler Real Estate Investment Trust,
Inc., a Maryland corporation, its general partner

By:     /s/ David Kelly
Name:     David Kelly
Title:    President and CEO

[Signature Page to Acknowledgment and Consent to Equity Interests Pledge]

WHLR-RIVERBIDGE SHOPPING CENTER, LLC,
a Delaware limited liability company

By: WHEELER REIT, L.P., a Virginia
limited partnership, as a Pledgor

By: Wheeler Real Estate Investment Trust,
Inc., a Maryland corporation, its general partner

By:     /s/ David Kelly
Name:     David Kelly
Title:    President and CEO

[Signature Page to Acknowledgment and Consent to Equity Interests Pledge]